SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 21, 1997
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                        333-4846                    75-2006294
(State or Other Juris-         (Commission              (I.R.S. Employer
diction of Incorporation)     File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000






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Item 5.           Other Events.

                  On May 29, 1997, the Registrant will cause the issuance and sale of approximately $329,713,287 initial principal amount of Mortgage Pass-Through Certificates, Series 1997-S6, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and
         Servicing Agreement to be dated as of May 1, 1997, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bankers Trust Company, as Trustee.

                  In connection with the sale of the Series 1997-S6, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, and Class R Certificates, other than a de minimis portion of the Class R Certificate (the "Deutsche Morgan Grenfell Underwritten Certificates") to Deutsche Morgan Grenfell Inc. ("Deutsche Morgan Grenfell") the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-4846, which Computational Materials are being filed manually as exhibits to this report.

                  The   Computational   Materials  have  been  provided  by  the
         Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first 99 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

                  The  Computational  Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans

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         underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits



                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.            Description

1                  99                   Computational Materials





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                 RESIDENTIAL FUNDING MORTGAGE
                                 SECURITIES I, INC.

                                 By:              /s/Diane S. Wold
                                 Name:             Diane S. Wold
                                 Title:            Vice President




Dated: May 21, 1997

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.

                                     By:               /s/Diane S. Wold
                                     Name:            Diane S. Wold
                                     Title:           Vice President




Dated: May 21, 1997

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                                  EXHIBIT INDEX


             Item 601 (a) of  Sequentially
Exhibit      Regulation S-K    Numbered
Number       Exhibit No.      Description              Page

1                 99          Computational Materials   Filed
                                                        Manually

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                                     EXHIBIT



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